MAINSTAY FUNDS TRUST

MainStay Cushing MLP Premier Fund

Supplement dated January 6, 2020 (“Supplement”) to the
Summary Prospectus and Prospectus,
each dated March 29, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus or Prospectus.

1.	Effective immediately, John M. Musgrave will join the portfolio management team for the Fund.

2.	Effective immediately, Kevin Gallagher will no longer serve as a portfolio manager for the Fund. All references to Mr. Gallagher are deleted in their entirety.

3.	The table in the section entitled “Management” of the Prospectus and Summary Prospectus is amended to include the following:

Cushing® Asset Management, LP	John M. Musgrave, Partner and Co-Chief Investment Officer	Since January 2020

4.	In the section of the Prospectus entitled “Know With Whom You Are Investing,” the subsection entitled “Portfolio Manager Biographies” is amended to include the following:

John M. Musgrave	Mr. Musgrave has managed the MainStay Cushing MLP Premier Fund since January 2020. He is a Partner, Portfolio Manager and the Co-Chief Investment Officer, Midstream, of Cushing® Asset Management, LP (“Cushing”). Mr. Musgrave joined the firm in 2007. His responsibilities include portfolio management and research coverage of midstream companies. Prior to joining Cushing, Mr. Musgrave worked in the investment banking division of Citigroup Global Markets Inc. where he focused on corporate finance and mergers and acquisitions in a wide range of industries, including midstream energy companies. He also worked previously as an analyst for the Global Energy Group of UBS Investment Bank. He received his BBA in Finance from Texas A&M University.

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